RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
January 31, 2023

Shares		Fair Value
	COMMON STOCKS — 73.8%
	OIL & GAS PRODUCERS - 73.8%
798,605	AltaGas Ltd.	$ 14,933,928
1,802,445	Cenovus Energy, Inc.	36,012,851
152,198	Cheniere Energy, Inc.	23,254,332
274,734	Enbridge, Inc.	11,255,852
937,862	Equitrans Midstream Corporation	6,799,499
639,560	Keyera Corporation	14,589,205
1,169,964	Kinder Morgan, Inc.	21,410,341
196,694	Marathon Petroleum Corporation	25,279,113
864,549	Pembina Pipeline Corporation	30,691,489
226,606	Phillips 66	22,721,784
2,298,833	Plains GP Holdings, L.P., Class A	30,091,724
753,608	Suncor Energy, Inc.	26,165,270
361,779	Targa Resources Corporation	27,140,661
138,390	TC Energy Corporation	5,970,145
168,975	Valero Energy Corporation	23,661,569
726,467	Viper Energy Partners, L.P.	23,065,327
649,932	Williams Companies, Inc. (The)	20,953,808
	TOTAL COMMON STOCKS (Cost $260,690,716)	363,996,898

	MASTER LIMITED PARTNERSHIPS — 24.1%
	METALS & MINING - 2.8%
596,080	Alliance Resource Partners, L.P.	13,668,114

	OIL & GAS PRODUCERS - 21.3%
2,761,546	Energy Transfer, L.P.	36,673,331
953,593	Enterprise Products Partners, L.P.	24,411,981
222,343	Magellan Midstream Partners, L.P.	11,873,116
151,627	Sunoco, L.P.	7,237,157
926,885	Western Midstream Partners, L.P.	25,044,433
		105,240,018
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $91,510,026)	118,908,132

RECURRENT MLP & INFRASTRUCTURE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
January 31, 2023

Shares		Fair Value
SHORT-TERM INVESTMENT — 1.8%
MONEY MARKET FUND - 1.8%
9,010,118	First American Government Obligations Fund, Class X, 4.14% (Cost $9,010,118)(a)	$ 9,010,118

	TOTAL INVESTMENTS - 99.7% (Cost $361,210,860)	$ 491,915,148
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	1,375,107
	NET ASSETS - 100.0%	$ 493,290,255

L.P.	- Limited Partnership
Ltd.	- Limited Company

(a)	Rate disclosed is the seven day effective yield as of January 31, 2023.